UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2025
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 1, 2025, Open Text Corporation (“OpenText” or the “Company”) announced the appointment of Steve Rai as Executive Vice President, Chief Financial Officer, effective October 6, 2025.

Mr. Rai, age 56, brings over 30 years of global finance experience and a proven track record as a technology industry veteran. Mr. Rai most recently served as Chief Financial Officer of BlackBerry Limited, where he played a pivotal role in transforming the company’s financial strategy and operating structure during significant technological and organizational changes. Before joining BlackBerry, Mr. Rai held senior finance positions at PMC-Sierra and PricewaterhouseCoopers LLP. Mr. Rai holds a Bachelor of Business Administration degree with an accounting and finance major from Simon Fraser University in British Columbia, Canada. He is a Certified Public Accountant through the American Institute of Certified Public Accountants in Illinois (USA) and a member of the Chartered Professional Accountants in British Columbia, Canada.

There is no arrangement or understanding between Mr. Rai and any other person pursuant to which he was appointed, and there are no family relationships between Mr. Rai and any director or executive officer of the Company or related transactions between Mr. Rai and the Company that are required to be reported.

In connection with Mr. Rai’s appointment, the Company entered into an employment agreement with Mr. Rai effective October 6, 2025. For full details of the employment agreement, please see Exhibit 10.1 attached hereto, which is incorporated herein by reference.

On October 1, 2025, OpenText issued a press release announcing such appointment, a copy of which is filed herewith as Exhibit 99.1.
Item  9.01. Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

10.1	Employment agreement between the Company and Steve Rai effective October 6, 2025.
99.1	Press release, dated October 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

October 1, 2025	By:	/s/ Michael F. Acedo
Michael F. Acedo Executive Vice-President, Chief Legal Officer & Corporate Secretary